Exhibit 10.11

MANAGEMENT EMPLOYMENT AGREEMENT

THIS  EMPLOYMENT  AGREEMENT  (this  "Agreement")  is  made  and  entered  into  as  of  February  4,

2016  by  and  between Mobetize  Canada  Inc.  ("MOBETIZE  or  the  “Company”"),  a  British  Columbia

Company   with   offices   at   1150-510   Burrard   Street,   Vancouver,   BC,   V6C   3A8,   Canada   and   Elena

Karamushko at 204-2638 Ash Street, Vancouver, BC, V5Z 4K3, Canada (the "Employee").

W I T N E S S E T H:

WHEREAS, MOBETIZE is engaged in the business of providing various types of mobile payments and mobile value added services; and

WHEREAS,  the  Employee,  by  education  and  experience,  possesses  qualifications  to  serve  as  an

Employee of MOBETIZE; and

WHEREAS,   MOBETIZE   and   Employee   wish   to   confirm   the   terms   and   conditions   of   such

Employee relationship as hereinafter set forth.

1.

Position and Job Description of Employee

Employee’s  position  with  MOBETIZE  is  a  “Chief  Financial  Officer”.  Employee  will  report  to

Ajay Hans, CEO  and Mobetize  Board of Directors.   Please note that  the  functions  listed  below  are not all

inclusive   and   may  at   the   sole   discretion   of   MOBETIZE   be   changed   to   fit   the   business   needs   of

MOBETIZE.  At present, the details are as follows:

Scope of the contract is outlined in Schedule A – scope of Work Doc.

2.

Term

MOBETIZE  hereby  agrees  to  employ  Employee  and  Employee  hereby  accepts  employment pursuant  to  the  terms  and  provisions  of  this  Agreement,  effective  February  4,  2016.  Employee  also understands  and  agrees  that  the  terms  of  this  Agreement  in  Sections:  4,  "Confidentiality,  Assignment  of

Work   and   Non-Solicitation"   (Schedule   B,   attached   hereto)   shall   survive   termination   of   the   other

provisions of this Agreement. The Agreement may be terminated in accordance with Article 5, as set forth below.

3.

Compensation

Employee’s  remuneration  will  be  CAD  $10,416.67  per  month  and  will  be  paid  semi-monthly  on the  15th  and  last  day  of  the  calendar  month.  In  addition,  the  Employee  will  be  allocated  120,000  sign  in stock options vesting immediately from the Employee Stock Options Plan (ESOP).

Employee  will  also  be  entitled  to  3  weeks  vacation  pay  in  a  calendar  year  and  the  Company’s extended healthcare and dental plan.

Exhibit 10.11

4.

Confidentiality, Assignment of Works and Non-Solicitation

The   terms   of   the   Confidentiality   /   Assignment   of   Works   and   Non-Solicitation   Agreement

(attached   as   Schedule   “B”)   shall   form   part   of   this   Agreement,   and   any   breach   of   the   attached

Confidentiality  /  Assignment  of  Works  and  Non-Solicitation  Agreement  shall  be  deemed  a  breach  of  this

Agreement.

5.

Termination of Employment

It is agreed that any termination of Employee’s employment shall occur on the following basis:

(a)

Without notice by MOBETIZE if just cause for termination exists.

(b)

Employee   may  resign   on   giving   MOBETIZE   four   (4)   weeks   written   notice   of   the

effective date of Employee’s resignation.

(c)

Upon  termination  of  this  Agreement  for  no  cause,  remuneration  payments  will  continue according to British Columbia Employment Standards Act.

6.

No Conflict with Prior Obligations

Employee  hereby  represents  and  warrants  to  MOBETIZE  that  Employee  is  not  a  party  to  any agreement,  or  otherwise  bound  by  any  duty  to  another  party  that  may,  in  any  way,  restrict  Employee’s right  or  ability  to  enter  into  this  Agreement  or  perform  the  service  contemplated  under  this  Agreement.

Employee  further  represents  and  warrants  that  in  performance  of  the  services  contemplated  under  this

Agreement  Employee   will  not  disclose   or  use  any  confidential  information  belonging  to  any  prior employer or other persons or entities.

7.

Computer Access and E-Mail

Employee  agrees  to  comply  with  all  reasonable  rules  and  restrictions  that  MOBETIZE  may impose on the use of computers, e-mail accounts and Internet access.  In particular:

(a)  Information stored or transmitted on MOBETIZE’s computers including E-mail is, and remains at all times, the property of MOBETIZE. MOBETIZE reserves the right to access any such information.

As a result, Employee has no expectation of privacy with respect to this information.

(b)   It  is  Employee’s  responsibility  to  keep  Employee’s  password(s)  secret.  Employee  may  not  share

Employee’s  passwords(s)  with  anyone,  and  Employee  is  responsible  for  all  activity  performed  with

Employee’s personal user ID or password.

8.

General

(a)   The  Company  agrees  to  defend  and  indemnify  the  Employee  for  any  claim  or  cause  of  action

(including any legal costs incurred to defend such claims) asserted against the Employee in any forum based on  actions taken  by the Employee  in  the  course and  scope  of his  performance  of  his consulting duties under this Agreement

(b)   This  Agreement  shall  inure  to  the  benefit  of  and  shall  be  binding  upon  each  of  the  parties  hereto and  their  respective  successors,  assigns  and  personal  representatives,  except  that  the  Employee's rights  and  interests  under  this  Agreement  may  not  be  assigned,  pledged  or  encumbered  by  him

without     MOBETIZE's   prior   written   consent.     This  Agreement,  and   the   rights   of   MOBETIZE

hereunder,  may  be  assigned  by  MOBETIZE  without  any  requirement  of  consent  by  the  Employee;

Exhibit 10.11

provided,  however,  that  the  performance  of  the  obligations  and  covenants  of  MOBETIZE  hereunder shall be binding upon such assignee or successor of MOBETIZE.

(c)   This  Agreement  constitutes  the  entire  agreement  between  the  parties  with  respect  to  the  subject matter hereof, and supersedes all other agreements between them.

(d)   No  modification,  amendment  or  waiver  of  any  provision  of  this  Agreement  shall  be  effective unless approved in writing by the parties hereto.

(e)   If  any  provision  of  this  Agreement  shall  be  held  to  be  unenforceable,  such  provision  shall  be ineffective  only  to  the  extent  of  such  prohibition  or  invalidity  without  invalidating  the  remainder  of such provision or the remaining provisions of this Agreement.

(f)   This  Agreement  shall  be  governed  by  and  construed  in  accordance  with  the  laws  of  the  province of British Columbia, Canada.

(g)     All   payments   made   to   Employee   under   this   Agreement   shall   be   subject   to   applicable

withholdings,  and/or  deductions  required  by  any  Federal,  local  law,  statute,  regulation,  or  other authority.

9.

Notices

Any notices required by this agreement shall be given by hand, by facsimile, by overnight mail by a recognized overnight courier, or sent by first class mail to the applicable address as follows:

If to the Company, to it at:

Mobetize Canada Inc.

1150-510 Burrard Street

Vancouver, BC, V6C 3A8

Canada

Attention: Ajay Hans - CEO

ahans@mobetize.com

If to Employee, to her at:

Elena Karamushko

204-2638 Ash Street

Vancouver, BC V5Z 4K3

Canada

Email: elenakar7@gmail.com

Either  party  may  from  time  to  time  specify  as  its  address  for  purposes  of  this  Agreement  any  other

address  upon  giving  ten  (10)  days  written  notice  thereof  to  the  other  party.   Notice  shall  be  deemed  given;

when   given   if   given   by  hand;   when   sent   by  facsimile   if  the   sender   has   a   contemporaneous   written

confirmation  from  the  machine  from  which  it  was  sent,  accept  that  if  sent  during  non-business  hours  of  the recipient, then notice shall be deemed given at the commencement of the regular business hours of recipient;

if  delivered  by  first  class  mail,  five  (5)  days  after  deposit  in  a  Postal  Service  mailbox;  if  by  recognized overnight courier, when delivered.

Exhibit 10.11

IN  WITNESS  WHEREOF,  this  Agreement  has  been  duly executed  by or  on  behalf  of  the  parties hereto as of the day and year first above written.

MOBETIZE CANADA INC.

BY:

Malek Ladki, Chairman

BY:

Ajay Hans, CEO

Employee – Elena Karamushko

BY:

Elena Karamushko

Exhibit 10.11

Schedule "A" – Scope of Work

The Services to be provided shall include:

     To lead and oversee the Finance function of the company;

     To oversee the company’s capital raising activities and valuation functions

     To lead and oversee the implementation of the Company’s long and short term plans in accordance with its strategy;

     To  ensure  the  Company  is  appropriately  organized  and  staffed  and  to  have  the  authority  to  hire  and terminate staff as necessary to enable it to achieve the approved strategy;

     To ensure that expenditures of the Company are within the authorized annual budget of the Company;

     To  assess  the  principal  risks  of  the  Company  and  to  ensure  that  these  risks  are  being  monitored  and managed;

     To ensure effective internal controls and management information systems are in place;

     To  ensure  that  the  Company has  appropriate  systems  to  enable  it  to  conduct  its  activities  both  lawfully and ethically;

     To  ensure that  the Company maintains high  standards of  corporate  citizenship and social  responsibility wherever it does business;

     To act as a liaison between management and the Board;

     To  keep  abreast  of  all  material  undertakings  and  activities  of  the  Company  and  all  material  external factors  affecting  the  Company  and  to  ensure  that  processes  and  systems  are  in  place  to  ensure  that  the

Executives and management of the Company are adequately informed;

     To  ensure  that  the  Directors  are  properly  informed  and  that  sufficient  information  is  provided  to  the

Board to enable the Directors to form appropriate judgements;

Exhibit 10.11

Schedule "B"

Employee Confidentiality / Assignment of Works

& Non-Solicitation Agreement

1.

Confidentiality

Employee  agrees  that  during  the  course  of  his  or  her  consultancy with  MOBETIZE  and  afterward,  to

keep   confidential   and  refrain   from  using,   directly  or   indirectly,   all   information  known   or   used  by

MOBETIZE in its activities, including, but not limited to:

(a)   all of MOBETIZE’s confidential and proprietary information, including, plans, designs, concepts,

techniques,    processes,    cost    data,    computer    code,    algorithms,    software    programs,    formulas,

development or experimental work, work in process, or other know-how or trade secrets;

(b)   any  financial  information,  including  MOBETIZE  budgets,  costs,  sales,  income,  profits,  salaries and wages;

(c)   information  concerning  business  opportunities,  clients  and  customers  of  MOBETIZE  including all collaborations, ventures or joint ventures considered by MOBETIZE, whether or not pursued;

(d)   any  and  all  know-how,  and  any  and  all  oral,  written,  electronic  or  other  communications  and other information disclosed or provided by MOBETIZE including any and all analyses or conclusions drawn or derived therefrom;

(e)  customer and client lists and contact information

(f)   information  regarding  MOBETIZE’s  specialized  communications  solutions  and  systems  used  by

MOBETIZE for the rendering of services to its customers and clients; and

Further,    Employee    acknowledges    that    MOBETIZE    receives    confidential    or    proprietary

information   from   third   parties   for   certain   limited   purposes   in   the   ordinary   course   of   its   business.

Employee  agrees  to  hold  such  information  in  the  strictest  confidence  and  not  to  use  such  information  for the  benefit  of  anyone  other  than  MOBETIZE  or  such  third  party,  without  the  express  authorization  in writing from MOBETIZE.

Confidential information shall not include information that:

(a)  is publicly available (other than as a result of a breach of this Agreement);

(b)  is known by  Employee prior to  his employment with MOBETIZE.

Exhibit 10.11

2.

Non-Solicitation of Customers, Clients and Employees

While   Employee   is   employed   by   MOBETIZE   and   for   the   period   of   twelve   (12)   months

immediately  following  the  termination  of  Employee’s  employment  with  MOBETIZE,  Employee  or  their

Employee will not, directly or indirectly, solicit:

(a)   any customer or  client of  MOBETIZE  for  the purpose of selling or supplying  to such clients, any products  or  services  which  are  competitive  with  the  products  or  services  developed,  sold,  marketed,

licensed   or   supplied   by   MOBETIZE   at   the   time   of   the   termination   of   my   employment   with

MOBETIZE;

3.

Return of MOBETIZE Property

Employee  agrees  to  return  to  MOBETIZE,  immediately  upon  termination  of  my  employment,

regardless  of  how  that  termination  should  occur,  all  designs,  devices,  documents,  specifications,  business documents,  computer  software,  lists,  records  files  data,  and  all  other  material  containing  or  disclosing

Confidential  Information  including  copies  of  these  items,  however  made  or  obtained,  and  will  delete  any electronic copies or files of any such information.

5.

Enforceability

Employee  acknowledges  that  all  restrictions  contained  in  this  Agreement  are  reasonable  and valid  and  all  defenses  to  the  strict  enforcement  of  all  or  any  portion  thereof  by  MOBETIZE  are  hereby

waived  by Employee  or  Employee.   If  any clause  or  portion  of  any such  clause shall  be  unenforceable  or declared  invalid  for  any  reason  whatsoever,  such  unenforceability  or  invalidity  shall  not  affect  the enforceability  or  validity  of  the  remaining  portions  of  the  Agreement  and  such  unenforceable  or  invalid portion shall be severed from the remainder of this Agreement.

Employee   further   agrees   that   Employees’   covenants   and   representations   contained   in   this

Agreement shall survive and continue to bind Employees and their Employee following the termination of any contract for Employee’s employment with MOBETIZE regardless of the reason for such termination.

ACCEPTED  AND  AGREED  TO  THIS  04  DAY  OF  FEBRUARY,  2016.    I  HAVE  READ  AND

UNDERSTAND  THE  TERMS  AND  CONDITIONS  THAT  ARE  SET  OUT  IN  THIS  SCHEDULE

B TO THE EMPLOYMENT AGREEMENT.

/s/ Elena Karamushko

Elena Karamushko